UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2019

Chicken Soup for the Soul Entertainment, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38125	81- 2560811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 E. Putnam Avenue, Floor 2W, Cos Cob, CT	06807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 398-0443

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Holdco under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	CSSE	The Nasdaq Stock Market LLC

9.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.0001 par value per share	CSSEP	The Nasdaq Stock Market LLC

EXPLANATORY NOTE

On May 14, 2019, Chicken Soup for the Soul Entertainment, Inc. (“Company”), a Delaware corporation, filed with the Securities and Exchange Commission a Current Report on Form 8-K (“Initial Form 8-K”) to disclose that it had consummated the closing of the creation of a joint venture entity to be known as “Crackle Plus”, contemplated by that certain Contribution Agreement, dated as of March 27, 2019 (the “Contribution Agreement”) by and among the Company, Crackle Plus, LLC, a Delaware limited liability company (the “JV Entity”), CPE Holdings, Inc. (“CPEH”), a Delaware corporation and affiliate of Sony Pictures Television Inc. (“Sony”), and Crackle, Inc., a Delaware corporation and wholly owned subsidiary of CPEH (“Crackle”). The Contribution Agreement provided, among other things, for the creation of a new streaming video joint venture to be known as “Crackle Plus” and for the contribution by CPEH and its affiliates of certain U.S. and Canadian assets of the Crackle branded advertising-based video on demand streaming business to the JV Entity and for the contribution by the Company and its affiliates of certain assets of their advertising-based and subscription-based video on demand businesses to the JV Entity.

This Amendment No. 1 to the Current Report on Form 8-K/A (“Amendment”) amends and supplements Item 9.01 of the Initial Form 8-K to provide the historical financial statements and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were omitted from the Initial Form 8-K as permitted by Item 9.01(a)(4) of Form 8-K. Any information required to be set forth in the Initial Form 8-K which is not being amended or supplemented pursuant to this Amendment is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Initial Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited Carve-Out Balance Sheets of Crackle U.S. as of March 31, 2019 and 2018 and the related Carve-Out Statements of Operations, Changes in Net Parent Investment, and Cash Flows for the years ended March 31, 2019 and 2018, and the related notes to the Carve-Out financial statements, are filed as Exhibit 99.1 to this Amendment and is incorporated herein by reference.

(b)	Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma financial information as of and for the three months ended March 31, 2019 and for the year ended December 31, 2018 are filed as Exhibit 99.2 to this Amendment and are incorporated herein by reference.

(b)	Exhibits:

Exhibit	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

99.1	Audited Carve-Out Financial Statements of Crackle U.S. as of and for the years ended March 31, 2019 and 2018.

99.2	Unaudited Pro Forma Condensed Combined Financial Information as of and for the three months ended March 31, 2019 and for the year ended December 31, 2018.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 30, 2019	CHICKEN SOUP FOR THE SOUL
ENTERTAINMENT, INC.

	By:	/s/ William J. Rouhana, Jr.
Name: William J. Rouhana, Jr.
Title: Chief Executive Officer